                                                                    EXHIBIT 10.1

                      RESIGNATION AND AMENDMENT AGREEMENT

                                 April 29, 1999

Mr. Ray G. Anthony
2 Allegheny County Airport
West Mifflin, PA 15122

Dear Ray:

          This letter sets forth our agreement relating to your resignation as an officer and employee of Anthony Crane Rental Holdings, L.P. and its subsidiaries and affiliates (the "Company"), your continuing relationship with the Company and certain other matters. Reference is made to the Amended and Restated Recapitalization Agreement, dated as of July 22, 1999 (the "Recapitalization Agreement"), by and among Anthony Crane Rental, L.P., Anthony Crane Rental Holdings, L.P., the purchasers listed on the schedule of purchasers and the current owners listed on the schedule of current owners. The capitalized terms used herein and not defined herein have the meanings specified in the Recapitalization Agreement. Our agreement consists of the following:

          1.  Resignation and Board Position.
              ------------------------------

          (a) Effective the date hereof, RA's employment with the Company and its subsidiaries will be voluntarily terminated and RA will resign as an officer and employee of the Company and its subsidiaries.

          (b) The parties hereto acknowledge that RA or his designee is absolutely and unconditionally entitled to remain as a member of the board of managers of ACR Management pursuant to Section 4.2(a) of ACR Management's limited liability company agreement. The parties hereto confirm that such member of the board of managers will be entitled to expense reimbursement pursuant to
Section 4.2(f) of ACR Management's limited liability company agreement.

          2.  Severance Payment. RA and the Company acknowledge and agree that
              -----------------
the Company does not owe RA any amounts as severance pursuant to the Employment Agreement and that RA has no further right to any payments pursuant to the Employment Agreement, including without limitation any bonuses and any payments pursuant to Section 5 of the Employment Agreement.

          3.  COBRA Benefits.  The Company hereby agrees that RA shall be
              --------------
          entitled to his COBRA rights in respect of the Company and any rights to which he is entitled in the Company's 401(k) plan.

          4.  Distributions from ACR Management. The parties hereto hereby amend
              ---------------------------------
Section 3.1 of the Limited Liability Company Agreement of ACR Management to replace the penultimate sentence of Section 3.1 as follows:

          "Unless the Board determines otherwise, distributions shall be made to Participants pro rata based on the Percentage Interests held by each
                       --- ----
          Participant; provided, however, that so long as Anthony Iron and Metal Company is a Participant, distributions to Anthony Iron and Metal Company will not be less than its pro rata share (based on its Percentage Interest) of the aggregate amount of such distribution without its prior written consent."

          5.  Employment Agreement.  The parties hereby agree that the
              --------------------
Employment Agreement is hereby terminated and of no further force and effect except that paragraphs 6 and 7 shall survive and continue in force and effect until July 22, 2003, as well as paragraphs 9 and paragraphs 11 though 21, inclusive, but only as such paragraphs relate to paragraph 6 and 7.

          6.  Office Expenses.  RA hereby waives any right to reimbursement or
              ---------------
entitlement from the Company of his office and administrative expenses from and after the Closing.

          7.  Airline Expenses and Operations.  The Company hereby agrees to pay
              -------------------------------
to RA an amount equal to $35,000 to reimburse RA for expenses relating to the operations of his aircraft. RA hereby waives any further right to expense reimbursement from the Company relating to the aircraft. In addition, notwithstanding paragraph Section 8.03(b) of the Recapitalization Agreement, the Company hereby agrees that RA may hire the pilots currently employed by the Company.

          8.  Hummers.  The Company hereby agrees to transfer ownership, at no
              -------
charge, of the two Hummers it currently owns to RA.

          9.  Noncompetition.  The parties hereto acknowledge and agree that the
              --------------
noncompetition provisions of Section 8.03(a) of the Recapitalization Agreement remain in full force and effect until July 22, 2003, except that the parties hereto agree to amend Section 8.03(a) to add the following sentences to the end of the paragraph:

     "Notwithstanding the foregoing, RA is permitted to participate (as owner, manager, officer or otherwise) without limitation in the ownership of, and to conduct immediately, directly or indirectly, any Competitive Business involving the rental of cranes or equipment for use only inside the States of Nevada and Illinois and inside the metropolitan service area of Mobile, Alabama (a "Permitted Competitive Business"); provided, however, that such Permitted Competitive Business will not be permitted to rent cranes or other equipment outside such states and to the extent that the rented cranes or equipment are used outside such states, the Company will be entitled to damages from RA, which damages will include, but not be limited to, 100% of the rental revenues generated from such prohibited rental.
     With respect to such Permitted Competitive Business, RA agrees that he will negotiate with the Company in good faith to provide the Company with a non-controlling interest in such Permitted Competitive Business, which negotiations will be concluded, with or without agreement, within 45 days from the date hereof. In addition, notwithstanding the foregoing, RA may sell new or used cranes in an amount up to $5 million in each calendar year (which sales may only be true sales and not rent to purchase or other contingent sales)."

          10.  Purchaser Indemnitees. The parties hereto agree that Section
               ---------------------
8.01(b)(i) of the Recapitalization Agreement is hereby amended to remove the following persons from the definition of Purchaser Indemnitees: Anthony Iron and Metal Company (on behalf of David Mahokey), David Mahokey, Al Bove and Arthur Innamorato.

          11.  Survival and Indemnification.
               ----------------------------

          (a) The parties hereby agree that the first sentence of paragraph 13 of the Indemnification Schedule to the Recapitalization Agreement is hereby amended so that RA will not be charged by the Company for time spent by the persons designated on such schedule which time does not exceed in the aggregate
ten full working days.    In the event RA is to be charged for time spent as
described above, the charges will be $750  per day per individual.

          (b) The parties hereto agree that the parenthetical starting in the third line of Section 8.01(b)(ii) of the Recapitalization Agreement is hereby replaced with the following:

          "(except for Sections 5.02 (Authorization) and 5.03
(Capitalization))".

          (c) The parties hereto agree that Section 8.01(b)(ii) of the Recapitalization Agreement is further amended as follows:

          (i) the word "fifth" in clause (2) is hereby replaced with the word "second";

          (ii) the word "fourth" in clause (3) is hereby replaced with the word "third"; and

          (iii) the word "third" in clause (4) is hereby replaced with the word "second".

          (d) The parties hereto agree that the parenthetical starting in the second line of Section 8.01(b)(iii) of the Recapitalization Agreement is hereby replaced with the following:

          "(other than Section 5.02 (Authorization), 5.03 (Capitalization and Related Matters) and 5.21(b) (Events Subsequent to Most Recent Fiscal Year End))".

          (e) The parties hereto agree that the second sentence of Section 8.01(b)(iii) of the Recapitalization Agreement is hereby replaced with the following sentence:

          "Any breaches of any post-closing covenant or agreement contained herein, including, without limitation, any breach of any covenant or agreement contained in Section 8, will not be subject to the Deductible or the Cap."

          (f) The parties hereto agree that the Company will not be entitled to indemnification pursuant to Item 1 of the Indemnification Schedule to the Recapitalization Agreement with respect to the current Louisiana sales and use tax audit until the Company incurs Losses in respect of such matter in excess of the sum of (i) the reserve for this matter set forth on the Company's balance sheet at Closing, (ii) the unused portion of the Deductible existing at such time and (iii) $1.3 million.

          12.  Richard Ferchek Mortgage.  The Company hereby agrees that it will
               ------------------------
use its reasonable efforts to cause Richard Ferchek, Sr. to refinance, without RA's credit support, his mortgage obligations which are secured by a certificate of deposit owned by RA or obtain the release of the certificate of deposit.

          13.  Current Owner Representative.  The parties hereto agree that
               ----------------------------
Section 8.05 of the Recapitalization Agreement is hereby amended so that RA may replace the Current Owner Representative or any successor Current Owner Representative at any time and may appoint any successor Current Owner Representative.

          14.  Distribution Amount Adjustment/Escrow Release.  The parties
               ---------------------------------------------
hereto agree that the Actual Distribution Amount shall be greater than the Estimated Distribution Amount by $1,310,000 for purposes of Section 1.04 of the Recapitalization Agreement. Accordingly the Company agrees to pay RA such amount pursuant to Section 1.04(c). In addition, the parties hereto agree that $3,870,325.83 (which when added to the $129,674.77 previously distributed from the Escrow Account aggregates $4 million) of the Escrow Amount shall be released to the Current Owners, and the remainder of the Escrow Amount shall be released to the Company, and the parties will direct the Escrow Agent accordingly. David Mahokey agrees that he is not entitled to receive any portion of such payments. Notwithstanding the foregoing, the parties hereto acknowledge and agree that the release of the Escrow Amount shall not in any way limit the indemnification obligations set forth in the Recapitalization Agreement. The parties hereto acknowledge and agree that the items previously in dispute relating to the Distribution Amount and Section 1.04 of the Recapitalization Agreement are hereby deemed resolved and the Company shall not be entitled to any payments relating to such items, except to the extent of its indemnification rights under
Section 8 of the Recapitalization Agreement, which indemnification rights it hereby reserves and specifically does not waive.

          15.  Releases.
               --------

          (a) RA, AIM and its affiliates hereby agree to execute the release attached hereto as Exhibit I, which release releases Dale Buckwalter and Clayton Andrews, L.L.P. from any liability in respect of the transactions contemplated by the Recapitalization Agreement.

          (b) RA, AIM and its affiliates hereby agree to execute the release attached hereto as Exhibit II, which release releases Arthur Innamorato and David Mahokey from any liability in respect of the transactions contemplated by the Recapitalization Agreement.

          (c) RA, AIM and its affiliates hereby agree to execute the release attached hereto as Exhibit III, which release releases Bain, ACR Management, the Company and their directors, officers, employees and affiliates from any liability, other than contractual claims which RA, AIM or their affiliates may have pursuant to the agreements which continue in force and effect after the date of this agreement as set forth in the release.

          (d) Dale Buckwalter and Clayton Andrews, L.L.P. hereby agree to execute the release attached hereto as Exhibit IV, which release releases RA, AIM and its affiliates from any liability in respect of the transactions contemplated by the Recapitalization Agreement.

          (e) Arthur Innamorato and David Mahokey hereby agree to execute the release attached hereto as Exhibit V, which release releases RA, AIM and its affiliates from any liability in respect of the transactions contemplated by the Recapitalization Agreement.

          (f) Bain, ACR Management and the Company hereby agree to execute the release attached hereto as Exhibit VI, which release releases RA, AIM and its affiliates from any liability, other than contractual claims which RA, AIM or their affiliates may have pursuant to the agreements which continue in force and effect after the date of this agreement as set forth in the release.

          16.  Non-disparagement.  RA, AIM and its affiliates agree that they
               -----------------
will not make any negative or disparaging statements or communications regarding Bain, ACR Management, the Company or their affiliates. Bain, ACR Management, the Company and their affiliates agree that they will not make any negative or disparaging statement or communications regarding RA, AIM or its affiliates.

          17.  Class A Preferred Liquidity.
               ---------------------------

          (a) The parties hereto agree that notwithstanding the provisions of the Registration Agreement, in connection with the Company's initial public offering of its equity securities, the Company will use its reasonable best efforts to sell to the public all of the common stock into which the Class A Preferred Units held by AIM are converted (which conversion will be at a value no less than the Class A Preferred Units' Unreturned Capital and Unpaid Class A Preferred Yield thereon), and such securities will have priority over all other Registrable Securities in the event the underwriters require a cutback in the offering.

          (b) The parties hereto agree that, in connection with any Liquidity Event (as defined in the Securityholders Agreement), the Class A Preferred Units held by AIM will be sold to the purchaser in such Liquidity Event for an amount no less than its entire Unreturned Capital and

Unpaid Class A Preferred Yield (as such terms are defined in the limited partnership agreement of Holdings).

          18.  Bank Loan Waiver.  RA hereby waives any entitlement to assumption
               ----------------
or contribution from the Company, ACR Management or any of their affiliates with respect to bank loans which funded real estate which was previously contributed by RA or his affiliates to the Company.

          19.  Plates and Stickers.  To the extent that RA, AIM or any of their
               -------------------
affiliates continue to own any rights to the license to issue motor vehicle plates and inspection stickers (and related rights), RA, AIM and their affiliates hereby agree to transfer any such right to the licenses to the Company and agree to cease and desist from interfering with the Company's right to issue the plates and stickers. The Company hereby agrees to apply, on behalf of RA, to obtain a license to issue motor vehicle plates and inspection stickers (and related rights) for RA's motorcycle business. Upon issuance of such license, RA will cause his affiliates to return to the Company all plates stickers previously issued by the Company to RA or his affiliates.

          20.  Books and Records.  The Company hereby agrees to provide RA and
               -----------------
his representatives access to the Company's books and records relating to the period prior to the date hereof upon request of RA or his representative for the purpose of reviewing and copying such records. The Company further agrees to permit RA or his representative access to such books and records subsequent to the initial review at reasonable times upon reasonable notice and for reasonable purposes. The Company agrees that RA and his representatives may copy such records.

          21.  Press Releases.  The parties to this letter agree that they will
               --------------
not issue any public statement regarding RA's resignation of employment with the Company or regarding this letter without the prior written consent of the other party hereto, except as required by law.

          22.  Complete Agreement.  The parties hereto agree that the
               ------------------
Recapitalization Agreement and all other agreements entered into in connection therewith will continue in full force and effect, except as modified by this letter. The parties also agree that this letter supersedes all other written or oral agreements relating to the subject matter of this letter.

          23.  Binding Effect.  This letter agreement is binding on the parties
               --------------
hereto subject only to RA not revoking the release set forth on Exhibit III prior to the expiration of the seven day period following RA's execution of such release; provided that, in the event such release is revoked, the parties hereto agree that this agreement and the releases attached hereto will cease to be in force and effect and all monies paid to RA will be promptly returned to the Company. Notification of revocation by RA during the seven day period must be accomplished by hand delivered written notice of revocation to the Company at 1125 Camp Hollow Road, West Mifflin, PA, with a copy to the Company's counsel, James L. Learner, P.C., Kirkland & Ellis, 200 E. Randolph Drive, Chicago, IL 60601, before midnight of the seventh day after the execution date of such release. No attempted revocation after the expiration of such seven day period will have any effect on the terms of this letter agreement or such release.

          If you are in agreement with the terms of this letter, please sign in the space provided below.

                              Very truly yours,

                              ANTHONY CRANE RENTAL, L.P.

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL HOLDINGS, L.P.

                              By_________________________

                              Its________________________

                              ACR MANAGEMENT, L.L.C.

                              By_________________________

                              Its________________________

                              BAIN/ACR, L.L.C.

                              By_________________________

                              Its________________________


                              ___________________________
                              David Mahokey


                              ___________________________
                              Al Bove


                              ___________________________
                              Arthur Innamorato

Agreed and accepted
the __ day of April, 1999:

_______________________________
RAY G. ANTHONY

ANTHONY IRON AND METAL COMPANY

By_____________________________

Its____________________________



ANTHONY CRANE RENTAL, INC.

By_____________________________

Its____________________________

ANTHONY CRANE RENTAL OF TEXAS, INC.

By_____________________________

Its____________________________

ANTHONY CRANE RENTAL OF GEORGIA, INC.

By_____________________________

Its____________________________

ACR ACQUISITIONS, INC.

By_____________________________

Its____________________________

_______________________________
WILLIAM B. KANIA, in his capacity as
the Current Owner Representative

                                                                       EXHIBIT I

                      READ CAREFULLY AND CONSULT WITH YOUR
                      ------------------------------------
                            ATTORNEY BEFORE SIGNING
                            -----------------------

                                 RELEASE
                                 -------


          1. In full consideration of the execution of this Release by the undersigned ("Releasors"), Anthony Crane Rental, L.P. and its affiliates (the "Company") will provide Releasors with the consideration and other rights set forth in the resignation and amendment agreement (the "Agreement") dated April 29, 1999 to which this Release is attached as Exhibit I.

          2. Releasors, intending to be legally bound and for and in consideration of the benefits described in the Agreement, do for themselves, their heirs, executors, administrators, representatives, successors and assigns hereby remise, release and forever discharge Clayton Andrews, L.L.P. and Dale Buckwalter and their affiliates (the "Releasees"), from any and all actions and causes of action, claims and demands, suits, damages including liquidated damages, attorneys' fees, expenses, debts, dues, accounts, bonds, covenants, contracts, agreements and compensation whatsoever and from any claims for retaliation, and from any and all other claims of any nature whatsoever against the Releasees, whether known or unknown or whether asserted or unasserted, arising with respect to the transactions contemplated by the Recapitalization Agreement (as such term is defined in the Recapitalization Agreement), including any claim for attorneys' fees and costs, from the beginning of time to the date of the Agreement; provided, however, that in the event that Releasors indemnifies the Company or any Purchaser Indemnitee with respect to one or more breaches of representations and warranties pursuant to the Recapitalization Agreement in an aggregate amount greater than $6 million, Releasors do not release and specifically reserve their right to sue the Releasees in the event they or any of them knowingly caused such representations to be inaccurate, but such right to sue will be limited to the recovery of amounts paid by Releasors to the Company or the Purchaser Indemnitees in excess of $6 million with respect to such breaches of representation and warranties in the Recapitalization Agreement.

          3. Releasors certify that they have read the terms of the Agreement and the Release, that they understand the terms and effects, and that they have signed the Agreement and the Release voluntarily and knowingly in exchange for the consideration described in the Agreement, which consideration Releasors acknowledge is in addition to anything to which Releasors already are entitled and which they acknowledge as adequate and satisfactory to them.

          4. This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          5. Except as provided herein, each of the provisions of this Release is intended to be severable. If any term or provision is held to be invalid, void or unenforceable by a court of competent jurisdiction for any reason whatsoever, such ruling shall not effect the remainder of this Release.

          6. Releasors, intending to be legally bound, have voluntarily executed this Release with full understanding of the contents hereof and after having had ample time to review and study the Agreement and this Release.

          Signed and executed this ____ day of April, 1999.


                              ___________________________
                              RAY G. ANTHONY

                              ANTHONY IRON AND METAL COMPANY

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL, INC.

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL OF TEXAS, INC.

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL OF GEORGIA, INC.

                              By_________________________

                              Its________________________

                              ACR ACQUISITIONS, INC.

                              By_________________________

                              Its________________________

                                                                      EXHIBIT II

                      READ CAREFULLY AND CONSULT WITH YOUR
                      ------------------------------------
                            ATTORNEY BEFORE SIGNING
                            -----------------------

                                 RELEASE
                                 -------


          1. In full consideration of the execution of this Release by the undersigned ("Releasors"), Anthony Crane Rental, L.P. and its affiliates (the "Company") will provide Releasors with the consideration and other rights set forth in the resignation and amendment agreement (the "Agreement") dated April 29, 1999 to which this Release is attached as Exhibit II.

          2. Releasors, intending to be legally bound and for and in consideration of the benefits described in the Agreement, do for themselves, their heirs, executors, administrators, representatives, successors and assigns hereby remise, release and forever discharge Arthur Innamorato, David Mahokey and their affiliates (the "Releasees"), from any and all actions and causes of action, claims and demands, suits, damages including liquidated damages, attorneys' fees, expenses, debts, dues, accounts, bonds, covenants, contracts, agreements and compensation whatsoever and from any claims for retaliation, and from any and all other claims of any nature whatsoever against the Releasees, whether known or unknown or whether asserted or unasserted, arising with respect to the transactions contemplated by the Recapitalization Agreement (as such term is defined in the Recapitalization Agreement), including any claim for attorneys' fees and costs, from the beginning of time to the date of the Agreement; provided, however, that in the event that Releasors indemnifies the Company or the Purchaser Indemnitees with respect to one or more breaches of representations and warranties pursuant to the Recapitalization Agreement in an aggregate amount greater than $6 million, Releasors do not release and specifically reserve their right to sue a Releasee in the event such Releasee knowingly caused such representations to be inaccurate, but such right to sue will be limited to the recovery of amounts paid by Releasors to the Company or the Purchaser Indemnitees in excess of $6 million with respect to such breaches of representations and warranties in the Recapitalization Agreement. Releasors specifically do not release David Mahokey with respect to any contribution rights they may have against David Mahokey for his pro rata share of any indemnification payments he is obligated to pay as a Current Owner pursuant to the Recapitalization Agreement.

          3. Releasors certify that they have read the terms of the Agreement and the Release, that they understand the terms and effects, and that they have signed the Agreement and the Release voluntarily and knowingly in exchange for the consideration described in the Agreement, which consideration Releasors acknowledge is in addition to anything to which Releasors already are entitled and which they acknowledge as adequate and satisfactory to them.

          4. This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          5. Except as provided herein, each of the provisions of this Release is intended to be severable. If any term or provision is held to be invalid, void or unenforceable by a court of competent jurisdiction for any reason whatsoever, such ruling shall not effect the remainder of this Release.

          6. Releasors, intending to be legally bound, have voluntarily executed this Release with full understanding of the contents hereof and after having had ample time to review and study the Agreement and this Release.

                                 * * * * *

          Signed and executed this ____ day of April, 1999.


                              ___________________________
                              RAY G. ANTHONY

                              ANTHONY IRON AND METAL COMPANY

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL, INC.

                              By_________________________

                              Its________________________


                              ANTHONY CRANE RENTAL OF TEXAS, INC.

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL OF GEORGIA, INC.

                              By_________________________

                              Its________________________

                              ACR ACQUISITIONS, INC.

                              By_________________________

                              Its________________________

                                                                     EXHIBIT III

                      READ CAREFULLY AND CONSULT WITH YOUR
                      ------------------------------------
                            ATTORNEY BEFORE SIGNING
                            -----------------------

                                 RELEASE
                                 -------


          1. In full consideration of the execution of this Release by the undersigned ("Releasors"), Anthony Crane Rental, L.P. and its affiliates (the "Company") will provide Releasors with the consideration and other rights set forth in the resignation and amendment agreement (the "Agreement") dated April 29, 1999 to which this Release is attached as Exhibit III.

          2. Releasors, intending to be legally bound and for and in consideration of the benefits described in the Agreement, does for themselves, their heirs, executors, administrators, successors and assigns hereby remise, release and forever discharge the Company, Anthony Crane Rental Holdings, L.P., ACR Management, L.L.C., Bain/ACR, L.L.C., and their successors, predecessors, subsidiaries, affiliates, directors, members of the board of managers, officers, agents and employees, and all persons, corporations or other entities who might be claimed to be jointly and severally liable with them (the "Releasees"), from any and all actions and causes of action, claims and demands, suits, damages including back pay, front pay, employee benefits, bonuses, liquidated damages, attorneys' fees, expenses, debts, dues, accounts, bonds, covenants, contracts, agreements and compensation whatsoever and from any claims for retaliation, and from any and all other claims of any nature whatsoever against the Releasees, whether known or unknown or whether asserted or unasserted, including but not limited to claims under the Americans with Disabilities Act of 1990 (42 U.S.C.
Section 12101 et seq.), Title VII of the Civil Rights Act of 1964 (42 U.S.C.
              ------
Section 2000e et seq.), the Consolidated Omnibus Budget Reconciliation Act of
              ------
1985 (29 U.S.C. Section 1161 et seq.), and the Age Discrimination in Employment
                             ------
Act (29 U.S.C. Section 626 et seq.), claims for breach of contract,
                           ------
discrimination, wrongful discharge, tortious interference with contract, intentional and negligent infliction of emotional distress, fraud, conspiracy and any other statutory or common law theories, including any claim for attorneys' fees and costs, from the beginning of time to the date of execution of this Release, which they or anyone claiming by, through or under them in any way might have or could claim against the Releasees; provided that, Releasors specifically do not release and specifically reserve all of their contractual rights with respect to the following:

          (a)  the Agreement;

          (b)  the Securityholders Agreement;

          (c) the agreement of limited partnership of Anthony Crane Rental Holdings, L.P.;

          (d) the agreement of limited liability company of ACR Management, L.L.C.; and

          (e)  the Registration Agreement.

          3. Releasors confirm that they have had at least twenty-one (21) day to consider whether or not to sign this Release, it first having been presented to Releasors on April 6, 1999. Releasors certify that they have read the terms of the Agreement and the Release, that they understand the terms and effects, and that they have signed the Agreement and the Release voluntarily and knowingly in exchange for the consideration described in the Agreement, which consideration Releasors acknowledge is in addition to anything to which Releasors already are entitled and which they acknowledge as adequate and satisfactory to them.

          4. Releasors acknowledge that they understand they may revoke their agreement to this release if they do so within 7 days of executing it and that this release is not effective until that 7 day period has expired.

          5. This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          6. Except as provided herein, each of the provisions of this Release is intended to be severable. If any term or provision is held to be invalid, void or unenforceable by a court of competent jurisdiction for any reason whatsoever, such ruling shall not effect the remainder of this Release.

          7. Releasors, intending to be legally bound, have voluntarily executed this Release with full understanding of the contents hereof and after having had ample time to review and study the Agreement and this Release.

          Signed and executed this ____ day of April, 1999.


                              ___________________________
                              RAY G. ANTHONY

                              ANTHONY IRON AND METAL COMPANY

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL, INC.

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL OF TEXAS, INC.

                              By_________________________

                              Its________________________

                              ANTHONY CRANE RENTAL OF GEORGIA, INC.

                              By_________________________

                              Its________________________

                              ACR ACQUISITIONS, INC.

                              By_________________________

                              Its________________________

                                                                      EXHIBIT IV

                      READ CAREFULLY AND CONSULT WITH YOUR
                      ------------------------------------
                            ATTORNEY BEFORE SIGNING
                            -----------------------

                                 RELEASE
                                 -------


          1. In full consideration of the execution of this Release by the undersigned (the "Releasors"), Ray G. Anthony, Anthony Iron and Metal Company, Anthony Crane Rental, Inc., Anthony Crane Rental of Texas, Inc., Anthony Crane Rental of Georgia, Inc., ACR Acquisitions, Inc. and their affiliates ("Releasees") will provide the Releasors with the consideration and other rights set forth in the resignation and amendment agreement (the "Agreement") dated April 29, 1999 to which this Release is attached as Exhibit IV.

          2. The Releasors, intending to be legally bound and for and in consideration of the benefits described in the Agreement, do for themselves, their heirs, executors, administrators, representatives, successors and assigns hereby remise, release and forever discharge Releasees or other entities who might be claimed to be jointly and severally liable with them (the "Releasees"), from any and all actions and causes of action, claims and demands, suits, damages including liquidated damages, attorneys' fees, expenses, debts, dues, accounts, bonds, covenants, contracts, agreements and compensation whatsoever and from any claims for retaliation, and from any and all other claims of any nature whatsoever against the Releasees, whether known or unknown or whether asserted or unasserted, arising with respect to the transactions contemplated by the Recapitalization Agreement (as such term is defined in the Agreement), or in any way related to their employment by or services rendered on behalf of any entity in which Ray Anthony engaged an ownership interest or any employment by or services rendered on behalf of Ray Anthony, including any claim for attorneys' fees and costs, from the beginning of time to the date of the Agreement.

          3. The Releasors certify that they have read the terms of the Agreement and the Release, that they understand the terms and effects, and that they have signed the Agreement and the Release voluntarily and knowingly in exchange for the consideration described in the Agreement, which consideration the Releasors acknowledge is in addition to anything to which the Releasors already are entitled and which they acknowledge as adequate and satisfactory to them.

          4. This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          5. Except as provided herein, each of the provisions of this Release is intended to be severable. If any term or provision is held to be invalid, void or unenforceable by a court of competent jurisdiction for any reason whatsoever, such ruling shall not effect the remainder of this Release.

          6. The Releasors, intending to be legally bound, have voluntarily executed this Release with full understanding of the contents hereof and after having had ample time to review and study the Agreement and this Release.

          Signed and executed this ____ day of April, 1999.

                              CLAYTON ANDREWS, L.L.P.

                              By_________________________

                              Its________________________



                              ___________________________
                              DALE BUCKWALTER

                                                                       EXHIBIT V

                      READ CAREFULLY AND CONSULT WITH YOUR
                      ------------------------------------
                            ATTORNEY BEFORE SIGNING
                            -----------------------

                                 RELEASE
                                 -------


          1. In full consideration of the execution of this Release by the undersigned (the "Releasors"), Ray G. Anthony, Anthony Iron and Metal Company, Anthony Crane Rental, Inc., Anthony Crane Rental of Texas, Inc., Anthony Crane of Georgia, Inc., ACR Acquisition, Inc. and their affiliates ("Releasees") will provide the Releasors with the consideration and other rights set forth in the resignation and amendment agreement (the "Agreement") dated April 29, 1999 to which this Release is attached as Exhibit V.

          2. The Releasors, intending to be legally bound and for and in consideration of the benefits described in the Agreement, do for themselves, their heirs, executors, administrators, representatives, successors and assigns hereby remise, release and forever discharge Releasees or other entities who might be claimed to be jointly and severally liable with them (the "Releasees"), from any and all actions and causes of action, claims and demands, suits, damages including liquidated damages, attorneys' fees, expenses, debts, dues, accounts, bonds, covenants, contracts, agreements and compensation whatsoever and from any claims for retaliation, and from any and all other claims of any nature whatsoever against the Releasees, whether known or unknown or whether asserted or unasserted, arising with respect to the transactions contemplated by the Recapitalization Agreement (as such term is defined in the Agreement), or in any way related to their employment by or services rendered on behalf of any entity in which Ray Anthony engaged an ownership interest or any employment by or services rendered on behalf of Ray Anthony, including any claim for attorneys' fees and costs, from the beginning of time to the date of the Agreement. In addition, David Mahokey does not release the Releasees with respect to any contribution rights he may have against the Releasees for their pro rata share of any indemnification payments they are obligated to pay as Current Owners pursuant to the Recapitalization Agreement.

          3. The Releasors certify that they have read the terms of the Agreement and the Release, that they understand the terms and effects, and that they have signed the Agreement and the Release voluntarily and knowingly in exchange for the consideration described in the Agreement, which consideration Releasees acknowledge is in addition to anything to which the Releasors already are entitled and which they acknowledge as adequate and satisfactory to them.

          4. This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          5. Except as provided herein, each of the provisions of this Release is intended to be severable. If any term or provision is held to be invalid, void or unenforceable by a court of competent jurisdiction for any reason whatsoever, such ruling shall not effect the remainder of this Release.

          6. The Releasors, intending to be legally bound, have voluntarily executed this Release with full understanding of the contents hereof and after having had ample time to review and study the Agreement and this Release.

          Signed and executed this ____ day of April, 1999.



                              ___________________________
                              ARTHUR INNAMORATO



                              ___________________________
                              DAVID MAHOKEY

                                                                      EXHIBIT VI

                      READ CAREFULLY AND CONSULT WITH YOUR
                      ------------------------------------
                            ATTORNEY BEFORE SIGNING
                            -----------------------

                         RELEASE
                         -------


          1. In full consideration of the execution of this Release by the undersigned ("ACR"), Ray G. Anthony, Anthony Iron and Metal Company and their affiliates ("Releasees") will provide ACR with the consideration and other rights set forth in the resignation and amendment agreement (the "Agreement") dated April 29, 1999 to which this Release is attached as Exhibit VI.

          2. ACR, intending to be legally bound and for and in consideration of the benefits described in the Agreement, does for himself his heirs, executors, administrators, representatives, successors and assigns hereby remise, release and forever discharge Ray G. Anthony, Anthony Iron and Metal Company and their successors, predecessors, subsidiaries, affiliates, directors, officers, agents and employees, and all persons, corporations or other entities who might be claimed to be jointly and severally liable with them (the "Releasees"), from any and all actions and causes of action, claims and demands, suits, damages including back pay, front pay, employee benefits, bonuses, liquidated damages, attorneys' fees, expenses, debts, dues, accounts, bonds, covenants, contracts, agreements and compensation whatsoever and from any claims for retaliation, and from any and all other claims of any nature whatsoever against the Releasees, whether known or unknown or whether asserted or unasserted, including any claim for attorneys' fees and costs, from the beginning of time to the date of execution of this Release, which he or anyone claiming by, through or under him in any way might have or could claim against the Releasees; provided that, ACR specifically does not release and specifically reserves all of his rights with respect to the following:

          (a)  the Agreement;

          (b)  the Recapitalization Agreement;

          (c)  the Securityholders Agreement;

          (d) the agreement of limited partnership of Anthony Crane Rental Holdings, L.P.;

          (e) the agreement of limited liability company of ACR Management, L.L.C.;

          (f)  the Registration Agreement; and

          (g)  the Employment Agreement.

          3. ACR certifies that they have read the terms of the Agreement and the Release, that they understand the terms and effects, and that they have signed the Agreement and the Release voluntarily and knowingly in exchange for the consideration described in the Agreement, which consideration ACR acknowledges is in addition to anything to which ACR already is entitled and which they acknowledge as adequate and satisfactory to them.

          4. This Release shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          5. Except as provided herein, each of the provisions of this Release is intended to be severable. If any term or provision is held to be invalid, void or unenforceable by a court of competent jurisdiction for any reason whatsoever, such ruling shall not effect the remainder of this Release.

          6. ACR, intending to be legally bound, have voluntarily executed this Release with full understanding of the contents hereof and after having had ample time to review and study the Agreement and this Release.

          Signed and executed this ____ day of April, 1999.

                              ANTHONY CRANE RENTAL, L.P.

                              By__________________________

                              Its_________________________

                              ANTHONY CRANE RENTAL HOLDINGS, L.P.

                              By__________________________

                              Its_________________________

                              ACR MANAGEMENT, L.L.C.

                              By__________________________

                              Its_________________________

                              BAIN/ACR, L.L.C.

                              By__________________________

                              Its_________________________